                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                               481,975.16
        Available Funds:
               Contract Payments due and received in this period                                                       5,043,694.30
               Contract Payments due in prior period(s) and received in this period                                      368,455.07
               Contract Payments received in this period for next period                                                 410,159.21
               Sales, Use and Property Tax, Maintenance, Late Charges                                                    132,227.50
               Prepayment Amounts related to early termination in this period                                             17,401.26
               Servicer Advance                                                                                          362,745.55
               Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
               Transfer from Reserve Account                                                                              14,662.10
               Interest earned on Collection Account                                                                      26,116.64
               Interest earned on Affiliated Account                                                                       2,108.30
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                   0.00
               Amounts paid under insurance policies                                                                           0.00
               Any other amounts                                                                                               0.00

                                                                                                                      -------------
        Total Available Funds                                                                                          6,859,545.09
        Less: Amounts to be Retained in Collection Account                                                               701,604.58
                                                                                                                      -------------
        AMOUNT TO BE DISTRIBUTED                                                                                       6,157,940.51
                                                                                                                      =============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                         0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           368,455.07
               3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                                                    0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                        3,844,831.77
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                          370,516.12
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                          595,956.85
                         b) Class B Principal and Interest                                                                82,866.51
                         c) Class C Principal and Interest                                                               166,711.38
                         d) Class D Principal and Interest                                                               113,950.75
                         e) Class E Principal and Interest                                                               154,287.01

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   77,406.81
                         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 125,801.73
                         c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)        14,662.10
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           160,452.44
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                          82,041.97
                                                                                                                      -------------
        TOTAL FUNDS DISTRIBUTED                                                                                        6,157,940.51
                                                                                                                      =============

                                                                                                                      -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       701,604.58
                                                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
         - Add Investment Earnings                                                                                        14,662.10
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
         - Less Distribution to Certificate Account                                                                       14,662.10
                                                                                                                      -------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,702,437.25
                                                                                                                      =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


         III.   CLASS A NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class A Notes
                         Pool A                                                             151,427,805.47
                         Pool B                                                              41,096,878.06
                                                                                            --------------
                                                                                                                  192,524,683.53
         Class A Overdue Interest, if any                                                             0.00
         Class A Monthly Interest - Pool A                                                      881,802.82
         Class A Monthly Interest - Pool B                                                      239,317.62

         Class A Overdue Principal, if any                                                            0.00
         Class A Monthly Principal - Pool A                                                   2,760,867.83
         Class A Monthly Principal - Pool B                                                     929,316.47
                                                                                            --------------
                                                                                                                    3,690,184.30
         Ending Principal Balance of the Class A Notes
                         Pool A                                                             148,666,937.64
                         Pool B                                                              40,167,561.59
                                                                                            --------------
                                                                                                                  ---------------
                                                                                                                  188,834,499.23
                                                                                                                  ===============



--------------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000              Ending Principal
Original Face $237,814,000    Original Face $237,814,000             Balance Factor
   $    4.714274                   $   15.517103                        79.404282%
--------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Class A1                                                                          0.00
                Class A2                                                                 28,375,683.53
                Class A3                                                                 65,098,000.00
                Class A4                                                                 99,051,000.00
                                                                                         -------------

Class A Monthly Interest                                                                                       192,524,683.53
                Class A1 (Actual Number Days/360)                                                 0.00
                Class A2                                                                    154,647.47
                Class A3                                                                    370,516.12
                Class A4                                                                    595,956.85
                                                                                         -------------

Class A Monthly Principal
                Class A1                                                                          0.00
                Class A2                                                                  3,690,184.30
                Class A3                                                                          0.00
                Class A4                                                                          0.00
                                                                                         -------------
                                                                                                                 3,690,184.30
Ending Principal Balance of the Class A Notes
                Class A1                                                                          0.00
                Class A2                                                                 24,685,499.23
                Class A3                                                                 65,098,000.00
                Class A4                                                                 99,051,000.00
                                                                                         -------------
                                                                                                               ---------------
                                                                                                               188,834,499.23
                                                                                                               ===============



Class A2

--------------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000              Ending Principal
Original Face $42,182,000     Original Face $42,182,000              Balance Factor
    $ 3.666196                      $ 87.482440                        58.521405%
--------------------------------------------------------------------------------------

                     DVI RECEIVABLES X 1999-2
                         SERVICER REPORT
              FOR THE PAYMENT DATE NOVEMBER 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                            Pool A                                                         2,581,430.90
                            Pool B                                                           700,592.11
                                                                                           -------------
                                                                                                              3,282,023.01

       Class B Overdue Interest, if any                                                            0.00
       Class B Monthly Interest - Pool A                                                      15,703.70
       Class B Monthly Interest - Pool B                                                       4,261.94
       Class B Overdue Principal, if any                                                           0.00
       Class B Monthly Principal - Pool A                                                     47,060.25
       Class B Monthly Principal - Pool B                                                     15,840.62
                                                                                           -------------
                                                                                                                 62,900.87
       Ending Principal Balance of the Class B Notes
                            Pool A                                                         2,534,370.65
                            Pool B                                                           684,751.49
                                                                                           -------------
                                                                                                              -------------
                                                                                                              3,219,122.14
                                                                                                              =============

       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $4,054,000    Original Face $4,054,000          Balance Factor
             $ 4.924924                   $ 15.515755                  79.406072%
       ------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class C Notes
                            Pool A                                                        5,162,080.79
                            Pool B                                                        1,400,965.24
                                                                                          -------------
                                                                                                             6,563,046.03

       Class C Overdue Interest, if any                                                           0.00
       Class C Monthly Interest - Pool A                                                     32,176.97
       Class C Monthly Interest - Pool B                                                      8,732.68
       Class C Overdue Principal, if any                                                          0.00
       Class C Monthly Principal - Pool A                                                    94,120.49
       Class C Monthly Principal - Pool B                                                    31,681.24
                                                                                          -------------
                                                                                                               125,801.73
       Ending Principal Balance of the Class C Notes
                            Pool A                                                        5,067,960.30
                            Pool B                                                        1,369,284.00
                                                                                          -------------
                                                                                                             -------------
                                                                                                             6,437,244.30
                                                                                                             =============


       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
       Original Face $8,107,000    Original Face $8,107,000          Balance Factor
              $ 5.046213                 $ 15.517667                   79.403532%
       ------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE


             Beginning Principal Balance of the Class D Notes
                                  Pool A                                                        3,441,647.53
                                  Pool B                                                          934,049.83
                                                                                                -------------
                                                                                                                   4,375,697.36

             Class D Overdue Interest, if any                                                           0.00
             Class D Monthly Interest - Pool A                                                     23,661.33
             Class D Monthly Interest - Pool B                                                      6,421.59
             Class D Overdue Principal, if any                                                          0.00
             Class D Monthly Principal - Pool A                                                    62,747.00
             Class D Monthly Principal - Pool B                                                    21,120.83
                                                                                                -------------
                                                                                                                      83,867.83
             Ending Principal Balance of the Class D Notes
                                  Pool A                                                        3,378,900.53
                                  Pool B                                                          912,929.00
                                                                                                -------------
                                                                                                                   -------------
                                                                                                                   4,291,829.53
                                                                                                                   =============


       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
       Original Face $5,405,000    Original Face $5,405,000         Balance Factor
               $ 5.565758                 $ 15.516712                  79.404802%
       ------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                            Pool A                                                       4,301,864.17
                            Pool B                                                       1,167,507.52
                                                                                         -------------
                                                                                                               5,469,371.69

       Class E Overdue Interest, if any                                                          0.00
       Class E Monthly Interest - Pool A                                                    38,896.02
       Class E Monthly Interest - Pool B                                                    10,556.21
       Class E Overdue Principal, if any                                                         0.00
       Class E Monthly Principal - Pool A                                                   78,433.74
       Class E Monthly Principal - Pool B                                                   26,401.04
                                                                                         -------------
                                                                                                                 104,834.78
       Ending Principal Balance of the Class E Notes
                            Pool A                                                       4,223,430.43
                            Pool B                                                       1,141,106.48
                                                                                         -------------
                                                                                                               -------------
                                                                                                               5,364,536.91
                                                                                                               =============


       ------------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
       Original Face $6,756,000    Original Face $6,756,000         Balance Factor
             $ 7.319750                  $ 15.517285                  79.404040%
       ------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                           Pool A                                                       5,162,646.79
                           Pool B                                                       1,401,123.94
                                                                                        -------------
                                                                                                                    6,563,770.73

      Residual Interest - Pool A                                                           60,883.32
      Residual Interest - Pool B                                                           16,523.49
      Residual Principal - Pool A                                                          94,120.49
      Residual Principal - Pool B                                                          31,681.24
                                                                                        -------------
                                                                                                                      125,801.73
      Ending Residual Principal Balance
                           Pool A                                                       5,068,526.30
                           Pool B                                                       1,369,442.70
                                                                                        -------------
                                                                                                                    -------------
                                                                                                                    6,437,969.00
                                                                                                                    =============


X.   PAYMENT TO SERVICER


       - Collection period Servicer Fee                                                                                82,041.97
       - Servicer Advances reimbursement                                                                              368,455.07
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              160,452.44
                                                                                                                    -------------
      Total amounts due to Servicer                                                                                   610,949.48
                                                                                                                    =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XI   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               172,077,475.66

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,137,349.80
                                                                                                                     --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                  168,940,125.86
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          3,120,060.83

             - Principal portion of Prepayment Amounts                                                   17,288.97

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                   ---------------
                                  Total Decline in Aggregate Discounted Contract Balance              3,137,349.80
                                                                                                   ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 46,701,116.66

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,056,041.44
                                                                                                                      --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    45,645,075.22
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          1,056,041.44

             - Principal portion of Prepayment Amounts                                                        0.00

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                     -------------
                                  Total Decline in Aggregate Discounted Contract Balance              1,056,041.44
                                                                                                     =============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    214,585,201.08
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                 Predecessor
                                                                               Discounted         Predecessor   Discounted
         Lease #        Lessee Name                                            Present Value      Lease #       Present Value
         ----------------------------------------------------------            ---------------    -----------   ------------------
                        NONE










                                                                               ---------------                     ---------------
                                                                     Totals:         $0.00                         $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                         $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO    X
                                                       --------         --------

         POOL B                                                                                                Predecessor
                                                                           Discounted          Predecessor     Discounted
         Lease #        Lessee Name                                        Present Value       Lease #         Present Value
         ----------------------------------------------------------        ---------------     --------------  -----------------
                        NONE









                                                                                ----------                     -----------------
                                                                     Totals:         $0.00                                 $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                      $59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                   YES              NO    X
                                                      --------         --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                                   Discounted        Predecessor   Discounted
         Lease #     Lessee Name                                                   Present Value     Lease #       Present Value
         ---------------------------------------------------------------           ---------------   -----------   ----------------
                     None










                                                                                  ---------------                  ---------------
                                                                          Totals:       $0.00                      $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                         $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                   YES              NO    X
                                                      --------         --------


         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                          Predecessor
                                                                                 Discounted      Predecessor    Discounted
         Lease #     Lessee Name                                                 Present Value   Lease #        Present Value
         ------------------------------------------------------------            -------------   -----------    ------------------
                     None









                                                                                  ------------                     --------------
                                                                         Totals:        $0.00                     $         0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                        $59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
         DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                   YES              NO    X
                                                      --------         --------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
This Month                                   2,608,325.07       This Month                          214,585,201.08
1 Month Prior                                  487,229.58       1 Month Prior                       218,778,592.32
2 Months Prior                                 574,840.46       2 Months Prior                      223,057,054.88

Total                                        3,670,395.11       Total                               656,420,848.28

a)3 MONTH AVERAGE                            1,223,465.04       b) 3 MONTH AVERAGE                  218,806,949.43

c)a/b                                                0.56%


2. Does a Delinquency Condition Exist (1c > 6% )?                                    Yes             No     X
                                                                                         -----------     --------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                              Yes             No     X
                                                                                         -----------     --------
   B. An Indenture Event of Default has occurred and is then continuing?              Yes             No     X
                                                                                         -----------     --------

4. Has a Servicer Event of Default occurred?                                          Yes             No     X
                                                                                         -----------     --------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                   Yes             No     X
                                                                                         -----------     --------
   B. Bankruptcy, insolvency, reorganization; default/violation of
         any covenant or obligation not remedied within 90 days?                      Yes             No     X
                                                                                         -----------     --------
   C. As of any Determination date, the sum of all defaulted contracts
         since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes             No     X
                                                                                         -----------     --------




6.Aggregate Discounted Contract Balance at Closing Date                              Balance $270,243,724.70
                                                                                     -----------------------


DELINQUENT LEASE SUMMARY

          Days Past Due              Current Pool Balance          # Leases
          31 - 60                          9,570,594.16               43
          61 - 90                          1,589,493.10               12
          91 - 180                         2,608,325.07               11



Approved By:
Lisa J. Cruikshank
Vice President